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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                      December 3, 1999 (November 19, 1999)


                                  AmSurg Corp.
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               (Exact Name of Registrant as Specified in Charter)

         Tennessee                       000-22217               62-1493316
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation)                                               Identification No.)

                20 Burton Hills Boulevard
                   Nashville, Tennessee                             37215
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         (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (615) 665-1283


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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         On November 19, 1999, the Board of Directors of AmSurg Corp. (the "Company") declared a distribution of one stock purchase right (a "Right") for each outstanding share of the Company's Class A common stock, no par value per share (the "Class A Common Stock") and Class B common stock, no par value per share (the "Class B Common Stock" and, together with the Class A Common Stock, the "Company Common Stock"), to shareholders of record at the close of business on December 16, 1999 and for each share of Company Common Stock issued thereafter. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share (a "Unit") of Series C Junior Participating Preferred Stock, no par value (the "Series C Preferred Stock"), at a purchase price of $48.00 per Unit, subject to adjustment. The description and terms and conditions of the Rights are set forth in a Rights Agreement (the "Rights Agreement") dated December 2, 1999 by and between the Company and SunTrust Bank, Atlanta, as Rights Agent, a copy of which is filed herewith as an exhibit.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits:

         3 AmSurg Corp.'s Amended and Restated Charter, as amended (restated electronically for SEC filing purposes only).

         4        Rights Agreement, dated December 2, 1999, between AmSurg Corp.
                  and SunTrust Bank, Atlanta, including the Form of Rights Certificate (Exhibit A), the Form of Summary of Rights (Exhibit B) and the Form of Articles of Amendment to the Amended and Restated Charter of AmSurg Corp. (Exhibit C).

         99       Press Release dated December 3, 1999.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                  AMSURG CORP.


                                  By: /s/ Claire M. Gulmi
                                      -----------------------------------------
                                  Name: Claire M. Gulmi
                                  Title: Senior Vice President and Chief
                                           Financial Officer


Date:    December 3, 1999



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                                  Exhibit Index

    Exhibit No.                          Description
    -----------                          -----------

         3 AmSurg Corp.'s Amended and Restated Charter, as amended (restated electronically for SEC filing purposes only).

         4        Rights Agreement, dated December 2, 1999, between AmSurg Corp.
                  and SunTrust Bank, Atlanta, including the Form of Rights Certificate (Exhibit A), the Form of Summary of Rights (Exhibit B) and the Form of Articles of Amendment to the Amended and Restated Charter of AmSurg Corp. (Exhibit C).

         99       Press Release dated December 3, 1999.




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